Exhibit 99.2
                               GEOLOGISTICS CORPORATION
              Pro Forma Condensed Consolidated Statements of Operations
                         For the Year Ended December, 31 1997
                                     (Unaudited)
                          (IN THOUSANDS, EXCEPT SHARE DATA)


                                                                        CAS             Pro Forma     Pro Forma
                                                     Historical (A)  Acquisition (D)   Adjustments     Results
                                                     --------------  ---------------  ------------     -------
Revenues                                             $    978,249    $    47,116      $       -     $ 1,025,365


Transportation and other direct costs                     759,049         36,854              -         795,903
                                                     ---------------------------------------------   ------------
Net revenues                                              219,200         10,262              -         229,462

Selling, general and administrative expenses              204,733          5,982              -         210,715
Depreciation and amortization                              30,398             34           1,150   (F)   31,582
                                                     ---------------------------------------------   ------------

Operating profit(loss)                                    (15,931)         4,246          (1,150)       (12,835)

Interest expense, net                                      (8,576)          (142)         (1,349)  (H)  (10,067)
Other income(expense)                                        (211)           (34)             -            (245)
                                                     ---------------------------------------------   ------------

Loss before income taxes and minority interest            (24,718)         4,070          (2,499)       (23,147)
                                                     ---------------------------------------------   ------------

Income tax expense (benefit)                               (8,420)         1,606            (539)  (H)   (7,353)
                                                     ---------------------------------------------   ------------

Loss before minority interest                             (16,298)         2,464          (1,960)       (15,794)
                                                     ---------------------------------------------   ------------

Minority interest                                          (1,067)            -               -          (1,067)
                                                     ---------------------------------------------   ------------

Loss before extraordinary loss                            (17,365)         2,464          (1,960)       (16,861)
                                                     ---------------------------------------------   ------------

Extraordinary loss on early extiguishment of debt-
  net of tax benefit of $1,528                             (2,293)            -               -          (2,293)
                                                     ---------------------------------------------   ------------

Net loss                                                  (19,658)         2,464          (1,960)       (19,154)
Preferred stock dividends                                                                  1,800          1,800
                                                     ---------------------------------------------   ------------
Loss applicable to common stock                      $    (19,658)   $     2,464      $   (3,760)   $   (20,954)
                                                     ---------------------------------------------   ------------
                                                     ---------------------------------------------   ------------

Basic loss per common share:
  Loss before extraordinary loss                     $      (8.47)   $      1.20      $    (0.96)   $     (8.23)
  Extraordinary loss                                        (1.12)             -               -          (1.12)
                                                     ---------------------------------------------   ------------
  Net loss                                           $      (9.59)   $      1.20      $    (1.83)   $    (10.22)
                                                     ---------------------------------------------   ------------
                                                     ---------------------------------------------   ------------

Diluted loss per common share
  Loss before extraordinary loss                     $      (8.47)   $      1.20      $    (0.96)   $     (8.23)
  Extraordinary loss                                        (1.12)             -               -          (1.12)
                                                     ---------------------------------------------   ------------
  Net loss                                           $      (9.59)   $      1.20      $    (1.83)   $    (10.22)
                                                     ---------------------------------------------   ------------
                                                     ---------------------------------------------   ------------

Weighted average number of common and
 common equivalent shares outstanding                   2,049,800      2,049,800       2,049,800      2,049,800

                            GEOLOGISTICS CORPORATION
            Pro Forma Condensed Consolidated Statements of Operations
                     For the Six Months Ended June 30, 1998
                                   (Unaudited)
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                            CAS                   Pro Forma        Pro Forma
                                                     Historical (A)     Acquisition (D)          Adjustments        Results
                                                     --------------     ---------------          -----------        -------
Revenues                                              $   736,875        $     28,435           $      -          $   765,310

Transportation and other direct costs                     554,480              22,460                  -              576,940
                                                      -----------------------------------------------------       ------------
Net revenues                                              182,395               5,975                  -              188,370

Selling, general and administrative expenses              174,630               3,701                  -              178,331
Depreciation and amortization                               7,713                  58                 575   (F)         8,346
                                                      -----------------------------------------------------       ------------

Operating profit(loss)                                         52               2,216                (575)              1,693

Interest expense, net                                      (7,337)                (60)               (674)  (H)        (8,071)
Other income(expense)                                         146                (161)                 -                  (15)
                                                      -----------------------------------------------------       ------------

Loss before income taxes and minority interest             (7,139)              1,995              (1,249)             (6,393)

Income tax expense (benefit)                               (2,236)                798                (270)  (H)        (1,708)
                                                      -----------------------------------------------------       ------------

Loss before minority interest                              (4,903)              1,197                (979)             (4,685)

Minority interest                                            (373)                 -                   -                 (373)
                                                      -----------------------------------------------------       ------------

Net loss                                                   (5,276)              1,197                (979)             (5,058)
Preferred stock dividends                                                                             900                 900
                                                      -----------------------------------------------------       ------------
Loss applicable to common stock                       $    (5,276)       $      1,197           $  (1,879)        $    (5,958)
                                                      -----------------------------------------------------       ------------
                                                      -----------------------------------------------------       ------------

Basic loss per common share:                          $     (2.50)       $       0.57           $   (0.89)        $     (2.82)
                                                      -----------------------------------------------------       ------------
                                                      -----------------------------------------------------       ------------
Diluted loss per common share                         $     (2.50)       $       0.57           $   (0.89)        $     (2.82)
                                                      -----------------------------------------------------       ------------
                                                      -----------------------------------------------------       ------------

Weighted average number of common and
  common equivalent shares outstanding                  2,113,126           2,113,126           2,113,126           2,113,126

                            GEOLOGISTICS CORPORATION
                 Pro Forma Condensed Consolidated Balance Sheet
                                  June 30, 1998
                                   (Unaudited)
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                       Preferred
                                                          Debt           Stock           CAS           Pro Forma        Pro Forma
                                         Historical (A)  Issuance (B)  Issuance (C)  Acquisition (D)  Adjustments        Results
                                         --------------  ------------  ------------  ---------------  -----------        -------
Current assets:
  Cash and cash equivalents               $   24,518    $  14,785      $  14,550     $       -       $ (29,490)  (E)  $   24,363
  Accounts receivable                        260,714           -              -              -              -            260,714
  Deferred income taxes                       11,614           -              -              -              -             11,614
  Prepaid expenses                            14,910           -              -              59             -             14,969
                                          ----------------------------------------------------------------------------------------
     Total current assets                    311,756       14,785         14,550             59        (29,490)          311,660
                                          ----------------------------------------------------------------------------------------

Property and equipment, at cost               91,856           -              -             649             -             92,505
Accumulated depreciation                     (12,766)          -              -              -              -            (12,766)
                                          ----------------------------------------------------------------------------------------
Net property and equipment                    79,090           -              -             649             -             79,739

Notes receivable, less current portion         1,772           -              -              -              -              1,772
Deferred income taxes                         19,453           -              -              -              -             19,453
Goodwill, net                                 53,455           -              -          28,762             -             82,217
Intangible assets, net                        10,607          215             -              -              -             10,822
Other assets                                  14,973           -              -              -              -             14,973
                                          ----------------------------------------------------------------------------------------
                                          $  491,106    $  15,000      $  14,550     $   29,470      $ (29,490)       $  520,636
                                          ----------------------------------------------------------------------------------------
                                          ----------------------------------------------------------------------------------------


Current liabilities
  Accounts payable                        $  106,649    $      -       $      -      $       -       $      -         $  106,649
  Accrued expenses                           157,902           -              -           2,606           (376) (F)      160,132
  Income taxes payable                         5,181           -              -              -              -              5,181
  Current portion of long term debt           13,139           -              -              -              -             13,139
                                          ----------------------------------------------------------------------------------------
     Total current liabilities               282,871           -              -           2,606           (376)          285,101

Long-term debt, less current portion         133,453       15,000             -              -              -            148,453
Other noncurrent liabilities                  51,938           -              -              -             450  (G)       52,388
                                          ----------------------------------------------------------------------------------------
     Total liabilities                       468,262       15,000             -           2,606             74           485,942
                                          ----------------------------------------------------------------------------------------

Minority interest                              2,018           -              -              -              -              2,018

Stockholders' equity:
  Preferred stock                                 -            -          14,550             -              -             14,550
  Common stock                                     2           -              -               1             (1)  (E)           2
  Additional paid-in-capital                  54,667           -              -          26,863        (29,563)  (E)      51,967
  Accumulated deficit                        (34,178)          -              -              -              -            (34,178)
  Notes receivable from stockholders            (200)          -              -              -              -               (200)
  Cumulative translation adjustment              535           -              -              -              -                535
                                          ----------------------------------------------------------------------------------------
     Total stockholders' equity               20,826           -          14,550         26,864        (29,564)           32,676
                                          ----------------------------------------------------------------------------------------
                                          $  491,106    $  15,000      $  14,550     $   29,470      $ (29,490)       $  520,636
                                          ----------------------------------------------------------------------------------------
                                          ----------------------------------------------------------------------------------------

                               GEOLOGISTICS CORPORATION
          Notes to the Pro Forma Condensed Consolidated Financial Statements
                                     (Unaudited)
                          (IN THOUSANDS, EXCEPT SHARE DATA)


(A) Reflects historical condensed consolidated balance sheet of the Company as of December 31, 1997 and the historical condensed consolidated statements of operations for the six months ended June 30, 1998 and for the year ended December 31, 1997.

(B) Reflects the $15 million New Credit Facility and related deferred financing fees of $.2 million. The New Credit Facility was executed July 10, 1998 with a maturity date of October 15, 2007 and a current interest rate of LIBOR plus 3.25% (8.83% at July 10, 1998). The funds provided by the facility were primarily used for the acquisition of Caribbean Air Services ("CAS") and to pay fees and expenses related thereto. See exhibit 10.27 for additional terms of the agreement

(C) Reflects the sale of 15,000 shares of Preferred Stock on July 13, 1998 for aggregate consideration of $14.6 million which was primarily used to fund the CAS acquisition and to pay fees and expenses related thereto.

(D) Reflects the opening balance sheet of CAS as of July 13, 1998 and Pro Forma results of operations for the six months ended June 30, 1998 and for the year ended December 31, 1997.

(E) Represents the elimination of the cash paid to acquire CAS, the investment in CAS and the payment of dividends related to the sale of the preferred stock as if the sale occurred on January 1, 1997.

(F) The Company estimates as of July 13, 1998 the amount and allocation of the excess of purchase price over book value of net assets acquired to be as follows:

     Purchase price of net assets of CAS                              $26,864

     Transaction costs                                                    376

     Direct acquisition costs related to facility closings
     to be accrued                                                      2,100
                                                                      -------

     Total estimated purchase cost                                    $29,340

     Book value of net assets purchased                                   578
                                                                      -------

     Excess of purchase cost over book value to
     be allocated to goodwill                                         $28,762

The excess of purchase price over net assets acquired is being amortized over 25 years. Pro Forma amortization expenses amounted to $.6 million and $1.2 million for the six months ended June 30, 1998 and for the year ended December 31, 1997, respectively.

(G) Represents a $30 per share dividend payable at June 30, 1998 related to the preferred stock. See exhibit 3.2 for additional terms of the preferred stock.

(H) Represent the Pro Forma adjustments relating to additional interest expense, amortization of additional deferred financing fees and the related tax effect based on an estimated tax rate of 40%.